Acquisition (unaudited)	9 Months Ended
Sep. 30, 2015
Business Combinations [Abstract]
Acquisition (unaudited)

17. Acquisition (unaudited)

On March 13, 2015, the Company acquired all of the outstanding securities of FitStar, Inc., a privately-held company, for aggregate acquisition consideration of $32.5 million, comprised of $13.3 million related to the issuance of 1,059,688 shares of the Company’s common stock, net of a repurchase of 24,949 shares, $11.5 million of cash, and $7.7 million of contingent consideration. FitStar is a provider of interactive video-based exercise experiences on mobile devices and computers that utilize proprietary algorithms to adjust and customize workouts for individual users. The acquisition is expected to enhance the Company’s software and services offerings.

The Company may be obligated to issue additional common stock or pay cash to FitStar shareholders. The actual amount of any contingent consideration that it pays with respect to the FitStar acquisition, if any, will depend on market-based events that may occur in the future. The Company determined the fair market value of this contingent consideration to be $7.7 million as of the acquisition date using the Monte Carlo simulation method. The fair value of this liability is adjusted at each reporting period, and the change in fair value is included in other income (expense), net on the consolidated statement of operations. As a result of the Company’s IPO, the Company recorded a change in fair value of $7.7 million as a benefit and as of September 30, 2015, the fair value of the contingent consideration liability was zero. In addition, the terms related to the contingent consideration have expired as of September 30, 2015.

The following table summarizes the fair value of assets acquired and liabilities assumed (in thousands):

Goodwill	$22,562
Developed and core technology	12,640
Customer relationships	128
Trademarks	1,150
Assumed liabilities, net of assets	(3,552)

Total	$32,523

The amortization periods of the acquired developed technology, customer relationships, and trademarks are 7.0 years, 1.3 years, and 5.0 years, respectively. Goodwill is not deductible for tax purposes.

In addition, upon acquisition, the Company issued 308,216 shares of common stock net of a repurchase of 24,948 shares, valued at $4.2 million. The Company is also obligated to make cash payments up to $1.2 million. Both the common stock and the cash payments are additional consideration which is contingent upon former employees of FitStar continuing to be employed by the Company. As such, this additional consideration was not part of the purchase price and is recognized as post-acquisition compensation expense over the related requisite service period. The Company also recorded acquisition-related transaction costs of $0.3 million, which were included in general and administrative expenses in the consolidated statement of operations during the nine months ended September 30, 2015.

The results of operations of the acquisition are included in the accompanying consolidated statements of operations from the date of acquisition. Pro forma results of operations for this acquisition have not been presented because they are not material to the Company’s consolidated financial statements.